UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 18, 2009

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountants

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 21, 2009 (the “Form 8-K”), on December 18, 2009, Home Federal Bancorp, Inc. (the “Company”) and its subsidiary, Home Federal Bank, notified Moss Adams LLP of their decision not to renew the engagement with Moss Adams LLP as their independent certified public accountants.  This Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Form 8-K, as follows:

(a)  The Company requested that Moss Adams LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained in the Form 8-K, and if not, stating the respects in which it does not agree.  A copy of Moss Adams LLP’s letter, dated December 21, 2009, is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter re change in certifying accountants: Letter of Moss Adams LLP dated December 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: December 22, 2009	By: /s/Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial Officer

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